UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 7, 2015

Affinia Group Intermediate Holding Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-128166-10	34-2022081
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Wix Way

Gastonia, North Carolina 28054

(Address of principal executive offices) (Zip code)

(704) 869-3300

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

On May 7, 2015, Affinia Group, Inc. (“Affinia”) entered into Separation Pay Agreements with Timothy M. Ciurlik, our Senior Vice President, International Operations, Kay Teixeira, our Senior Vice President, Human Resources, and Karl J. Westrick, our Chief Information Officer, and, on May 21, 2015, we entered into Separation Pay Agreements with Gregory Dillman, our Senior Vice President, North American Operations, and Dave McColley, our Senior Vice President, Marketing and Sales, and on or about June 23, 2015, we entered into amendments to each such Separation Pay Agreement (such agreements, as amended, the “Separation Agreements”). The Separation Agreements provide that, in the event that Affinia terminates the employment of the applicable executive officer without “Cause” (as defined in the Separation Agreements) or the executive officer terminates his or her employment with Affinia without “Good Reason” (as defined in the Separation Agreements), such executive officer will be entitled to: (i) an amount equal to the his or her annual base salary at the time of termination, payable in 12 equal monthly installments following the date of termination and (ii) continued medical and dental coverage at Affinia’s cost for 12 months following the date of termination; provided that, if Affinia is unable to provide such coverage under the terms of its medical and dental plans for any portion of such period, Affinia may provide the executive officer with substantially comparable coverage.

The foregoing summary of the Separation Agreements is qualified in its entirety by reference to the copy of the Separation Agreements, which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

10.1	Separation Pay Agreement, dated May 7, 2015, between Affinia, Inc. and Timothy M. Ciurlik, as amended on June 23, 2015.

10.2	Separation Pay Agreement, dated May 7, 2015, between Affinia, Inc. and Kay Teixeira, as amended on June 23, 2015.

10.3	Separation Pay Agreement, dated May 7, 2015, between Affinia, Inc. and Karl J. Westrick, as amended on June 23, 2015.

10.4	Separation Pay Agreement, dated May 21, 2015, between Affinia, Inc. and Gregory Dillman, as amended on June 23, 2015.

10.5	Separation Pay Agreement, dated May 21, 2015, between Affinia, Inc. and Dave McColley, as amended on June 23, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Affinia Group Intermediate Holdings Inc.

By:	/s/ David E. Sturgess
Name: David E. Sturgess
Title: General Counsel

Dated: July 9, 2015